-------------------------------------------------------------------------------
DEAR SHAREHOLDERS:                                                            1

We are pleased to provide this report for CIGNA High Income Shares (the "Fund"), covering the quarter ended March 31, 1997.

FED TIGHTENING SPURS MARKET ABOUT-FACE IN FIRST QUARTER

The market enjoyed favorable conditions during the first two months of 1997. A high level of cash flow poured into mutual funds, and with the influx of new cash into the market, the volume of new issues could not keep pace with demand. As a result, quality spreads narrowed. High yield outperformed other sectors of the fixed income market.

The broad market then dropped in March, as investors reacted to a move by the Federal Reserve (Fed) to a more restrictive monetary policy. Market timers withdrew from the high yield market, and investors turned cautious, causing lower prices.

FUND PERFORMANCE

CIGNA High Income Shares performed well in the first quarter, returning 1.75% on a net asset value basis, including reinvestment of dividends. The Fund re-turned 5.56%, based on the per share market value of its shares listed on the NYSE. Performance compares favorably with the Fund's benchmark, the Lehman Brothers High Yield Bond Index, which returned 1.12%. The Fund's superior per-formance to its benchmark was due to a larger than market weighting of "B" is-sues, a higher average yield, and the Fund's leverage position.

FUND ACTIVITY

During the first quarter, we focused on maintaining the Fund's favorable yield. We did this despite a very strong market environment which offered little in the way of "yield enhancement" opportunities. We accomplished our goal by tak-ing profits in holdings which had traded up and no longer offered adequate re-turns. We selectively purchased new issues when such issues met our risk/return criteria and improved the Fund's yield. Following the March market correction, we adopted a more cautious approach. We renewed our emphasis on shorter dura-tion, high coupon, better quality "B" rated issues.

The Fund is currently invested in 91 issues. As of March 31, top industry hold-ings included Telecommunications (17.9%), Broadcasting and Media (16.7%), Food and Beverages (11.7%), Containers and Paper (11.2%), and Entertainment (10.2%). Average maturity is eight years and average quality is B.

Borrowing under the Fund's line of credit has been maintained below the allowed 33% of assets during the reporting period. On March 31, borrowings stood at ap-proximately 25% of assets.

OUTLOOK

We do not believe one interest rate hike will be sufficient to slow the economy to its target growth rate. Hence, we anticipate that the Fed will further in-crease short-term rates over the course of 1997. However, we do not expect 1997 will be a repeat of 1994, when the Fed raised rates seven times. The current round of tightening is not expected to cause the economy to move into reces-sion. We believe the high yield market will experience increased volatility over the near term, as investors cope with the new environment of higher inter-est rates, slower growth and less liquidity. Therefore, we believe the appro-priate strategy is to minimize exposure to interest rate volatility, while maintaining the Fund's current credit profile.

Sincerely,

/s/ R. Bruce Albro

R. Bruce Albro, Chairman of the Board and President
CIGNA High Income Shares

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CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES March 31, 1997 (Unaudited) 2

                                                                        MARKET
                                                            PRINCIPAL    VALUE
                                                                (000)    (000)
------------------------------------------------------------------------------
BONDS AND NOTES - 127.2%
AUTO AND TRUCK - 3.1%
A.P.S., Inc., 11.875%, 2006                                  $3,500   $  3,517
Johnstown American Industries, Inc., 11.75%, 2005             5,000      4,888
                                                                      --------
                                                                         8,405
                                                                      --------
BROADCASTING & MEDIA - 16.7%
All American Communications, Inc., 10.875%, 2001              5,000      5,031
American Media Operations, Inc., 11.625%, 2004                4,500      4,860
Garden State Newspapers, Inc., 12%, 2004                      5,000      5,300
Grupo Televisa, S.A., 11.875%, 2006                           5,000      5,387
Katz Media Corp., 10.5%, 2007 (144A security acquired Dec
 1996 for $3,435,500)**                                       3,400      3,502
Lodgenet Entertainment Corp., 10.25%, 2006 (144A security
 acquired Dec 1996 for $3,500,000)**                          3,500      3,430
MDC Communications Corp., 10.5%, 2006                         2,500      2,588
Newsquest Capital PLC, 11%, 2006                              3,500      3,605
Petersen Publishing Co., L.L.C., 11.125%, 2006                2,000      2,140
Sullivan Broadcasting, Inc., 10.25%, 2005                     2,000      1,975
TCI Satellite Entertainment, Inc., 10.875%, 2007 (144A
 security acquired Feb 1997 for $5,520,000)**                 5,500      4,785
TV Azteca, S.A. de C.V., 10.5%, 2007 (144A security
 acquired Jan & Feb 1997 for $3,058,750)**                    3,000      2,923
                                                                      --------
                                                                        45,526
                                                                      --------
CABLE TV - 8.0%
Frontiervision Operating Partners, L.P., 11%, 2006            4,000      3,950
Galaxy Telecom, L.P., 12.375%, 2005                           5,000      5,150
Marcus Cable Co., L.P., 11.875%, 2005                         5,500      5,720
Multicanal S.A., 10.5%, 2007 (144A security acquired Jan &
 Feb 1997 for $3,046,593)**                                   3,000      2,985
Rifkin Acquisition Partners, L.L.L.P., 11.125%, 2006          4,000      4,000
                                                                      --------
                                                                        21,805
                                                                      --------

                                                                      MARKET
                                                          PRINCIPAL    VALUE
                                                              (000)    (000)
----------------------------------------------------------------------------
CHEMICALS - 5.1%
Harris Chemical North America, Inc., 10.75%, 2003          $4,500   $  4,455
LaRoche Industries, Inc., 13%, 2004                         5,000      5,400
Polymer Group, Inc., 12.25%, 2002                           3,800      4,133
                                                                    --------
                                                                      13,988
                                                                    --------
CONSUMER PRODUCTS & SERVICES - 8.3%
AMF Group, Inc., 10.875%, 2006                              3,000      3,180
Anchor Advanced Products, Inc., 11.75%, 2004                1,250      1,244
Hines Horticulture, Inc., 11.75%, 2005                      5,000      5,375
Lifestyle Furnishings International Ltd., 10.875%, 2006     4,000      4,400
Remington Products Co., L.L.C., 11%, 2006                   3,000      2,490
Renaissance Cosmetics, Inc., 11.75%, 2004 (144A security
 acquired Feb 1997 for $4,500,000)**                        4,500      4,522
Simmons Co., 10.75%, 2006                                   1,500      1,504
                                                                    --------
                                                                      22,715
                                                                    --------
CONTAINERS AND PAPER - 11.2%
Berry Plastics Corp., 12.25%, 2004                          3,500      3,780
Calmar, Inc., 11.5%, 2005                                   5,000      5,175
Crown Paper Co. 11%, 2005                                   5,500      5,060
Four M Corp., 12%, 2006                                     3,000      3,060
Grupo International Durango, S.A. 12.625%, 2003             3,000      3,225
Packaging Resources, Inc., 11.625%, 2003                    4,775      4,990
Printpak, Inc., 10.625%, 2006                               5,000      5,125
                                                                    --------
                                                                      30,415
                                                                    --------
ELECTRONICS AND ELECTRICAL EQUIPMENT - 4.9%
Dictaphone Corp., 11.75%, 2005                              5,000      4,550
Exide Electronics Group, Inc., 11.5%, 2006                  4,000      4,120
International Wire Group, Inc., 11.75%, 2005                4,500      4,759
                                                                    --------
                                                                      13,429
                                                                    --------
ENERGY - 1.8%
Statia Terminals International, 11.75%, 2003                4,900      4,998
                                                                    --------


The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES March 31, 1997 (Unaudited)
(Continued)                                                                   3

                                                                        MARKET
                                                            PRINCIPAL    VALUE
                                                                (000)    (000)
------------------------------------------------------------------------------
ENTERTAINMENT - 10.2%
Alliance Gaming Corp., 12.875%, 2003                         $4,750   $  5,177
American Skiing Co., 12%, 2006                                5,250      5,276
Booth Creek Ski Holdings, Inc., 12.5%, 2007 (144A security
 acquired Mar 1997 for $3,250,000)**                          3,250      3,185
Casino America, Inc., 12.5%, 2003                             5,500      5,280
Casino Magic of Louisiana Corp., 13%, 2003                    4,500      4,354
Trump Atlantic City Funding, Inc., 11.25%, 2006               5,000      4,550
                                                                      --------
                                                                        27,822
                                                                      --------
FINANCIAL - 3.2%
Affinity Group, Inc., 11.5%, 2003                             3,000      3,150
Affinity Group Holding, Inc., 11%, 2007 (144A security
 acquired Mar 1997 for $1,500,000)**                          1,500      1,500
Dollar Financial Group, Inc., 10.875%, 2006 (144A security
 acquired Nov & Dec 1996 for $4,200,750)**                    4,150      4,191
                                                                      --------
                                                                         8,841
                                                                      --------
FOOD AND BEVERAGES - 11.7%
Americold Corp., 12.875%, 2008                                5,000      5,200
CFP Holdings, Inc., 11.625%, 2004                             3,650      3,723
Grand Union Co., 12%, 2004                                    5,000      4,913
Pathmark Stores, Inc.,
 11.625%, 2002                                                4,250      4,388
 12.625%, 2002                                                1,300      1,352
Specialty Foods Corp., 10.25%, 2001                           4,600      4,496
Star Markets Co., Inc., 13%, 2004                             4,000      4,480
Van de Kamps, Inc., 12%, 2005                                 3,000      3,270
                                                                      --------
                                                                        31,822
                                                                      --------
HEALTH CARE - 1.2%
Owens & Minor, Inc., 10.875%, 2006                            3,000      3,233
                                                                      --------
INDUSTRIAL - 7.9%
Alvey Systems, Inc., 11.375%, 2003                            1,000      1,040
Crain Industries, Inc., 13.5%, 2005                           5,500      6,242
Goss Graphic Systems, Inc., 12%, 2006                         4,250      4,452
IMO Industries, Inc., 11.75%, 2006                            4,500      4,545
Interlake Corp., 12.125%, 2002                                5,025      5,151
                                                                      --------
                                                                        21,430
                                                                      --------

                                                                        MARKET
                                                            PRINCIPAL    VALUE
                                                                (000)    (000)
------------------------------------------------------------------------------
METALS - 6.2%
Acindar Industria Argentina de Aceros S.A., 11.25%, 2004     $2,500   $  2,512
Euramax International PLC 11.25%, 2006                        4,000      4,022
GS Technologies Operating Co., Inc., 12%, 2004                3,150      3,276
Gulf States Steel, Inc., 13.5%, 2003                          2,500      2,375
Kaiser Aluminum & Chemical Corp., 12.75%, 2003                4,500      4,838
                                                                      --------
                                                                        17,023
                                                                      --------
MISCELLANEOUS - 6.0%
Central Tractor Farm & Country, Inc., 10.625%, 2007           3,000      3,075
Michaels Stores, Inc., 10.875%, 2006                          4,000      4,110
Sullivan Graphics, Inc., 12.75%, 2005                         5,500      5,720
United Stationers Supply Co., 12.75%, 2005                    3,000      3,330
                                                                      --------
                                                                        16,235
                                                                      --------
TELECOMMUNICATIONS - 17.9%
CCPR Services, Inc., 10%, 2007 (144A security acquired Jan
 & Feb 1997 for $3,510,000)**                                 3,500      3,272
Comnet Cellular, Inc., 11.25%, 2005                           4,000      4,140
Dobson Communications Corp., 11.75%, 2007 (144A security
 acquired Feb 1997 for $3,185,875)**                          3,150      3,024
Fonorola, Inc., 12.5%, 2002                                   4,450      4,973
IXC Communications, Inc., 12.5%***, 2005                      5,500      6,022
Metrocall, Inc., 10.375%, 2007 (144A security acquired Jan
 & Feb 1997 for $3,433,125)**                                 4,000      3,200
Phonetel Technologies, Inc., 12%, 2006                        4,375      4,386
Pricellular Wireless, Inc., 10.75%, 2004                      2,000      1,960
Pronet, Inc., 11.875%, 2005                                   4,450      4,139
Qwest Communications International, Inc., 10.875%, 2007
 (144A security acquired Mar 1997 for $1,500,000)**           1,500      1,500
Sprint Spectrum, L.P., 11%, 2006                              4,000      4,200
Sygnet Wireless Inc., 11.5%, 2006                             5,000      5,050
WinStar Equipment Corp., 12.5%, 2004 (144A security
 acquired Mar 1997 for $3,000,000)**                          3,000      2,932
                                                                      --------
                                                                        48,798
                                                                      --------

The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES March 31, 1997 (Unaudited)
(Continued)                                                                   4

                                                                        MARKET
                                                            PRINCIPAL    VALUE
                                                                (000)    (000)
-------------------------------------------------------------------------------
TEXTILES - 3.8%
Anvil Knitwear, Inc., 10.875%, 2007 (144A security
 acquired Mar 1997 for $3,027,500)**                         $3,000   $  2,895
Avondale Mills, Inc., 10.25%, 2006                            3,500      3,640
Dan River, Inc., 10.125%, 2003                                3,750      3,788
                                                                      --------
                                                                        10,323
                                                                      --------
TOTAL BONDS AND NOTES (Cost - $340,101,043)                            346,808
                                                                      --------
UNITS - 4.7%
ICF Kaiser International, Inc., 13%, *** 2003 (each $1,000
 unit includes 4.8 warrants for Common Stock)                 5,000      4,725
NS Group, Inc., 13.5%, 2003 (each $1,000 unit includes one
 warrant for Common Stock)                                    4,080      4,468
Optel, Inc., 13%, 2005 (144A security acquired Feb 1997
 for $4,000,000)**                                            4,000      3,700
                                                                      --------
TOTAL UNITS (Cost - $12,707,109)                                        12,893
                                                                      --------
                                                               NUMBER
                                                            OF SHARES
                                                            ---------
WARRANTS - 0.2%
Exide, Inc., Exp. 2006*                                       4,000        160
IHF Capital, Inc., Class A & L*                               5,000        275
Wireless One, Inc., Exp. 2000*                               15,000         15
                                                                      --------
TOTAL WARRANTS (Cost - $287,316)                                           450
                                                                      --------
TOTAL INVESTMENTS IN SECURITIES - 132.1%
 (Total Cost - $353,095,468)                                           360,151
Liabilities, Less Cash and Other Assets - (32.1%)                      (87,481)
                                                                      --------
NET ASSETS - 100% (equivalent to $7.36 per share based on
 37,048,234 shares outstanding)                                       $272,670
                                                                      ========

*   Non-income producing securities.
** Indicates restricted security; the aggregate fair value of restricted securities is $48,348,020 (aggregate cost $50,234,967) which is approximately 18% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
*** Variable rate security. Rate disclosed is as of March 31, 1997.

-----------------------------------------------------
 PORTFOLIO COMPOSITION (UNAUDITED)
 March 31, 1997

                         MARKET   % OF
  QUALITY RATINGS* OF    VALUE   MARKET
  LONG-TERM BONDS        (000)   VALUE
-----------------------------------------
  Ba/BB                 $ 17,273   4.8%
  B/B                    316,291  87.8%
  Below B                 26,587   7.4%
                        -------- -----
                        $360,151 100.0%
                        ======== =====

 *The higher of Moody's or Standard & Poor Ratings.
-----------------------------------------------------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                      5


STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997 (UNAUDITED)

                                                                 (IN THOUSANDS)
                                                                 --------------
ASSETS:
Investments at market value
 (Cost - $353,095,468)                                              $360,151
Cash on deposit with custodian                                             2
Receivable for investments sold                                        3,267
Interest receivable                                                   11,158
Investment for deferred compensation plan
 (Cost - $94,046)                                                        113
Other                                                                      6
                                                                    --------
  TOTAL ASSETS                                                       374,697
                                                                    --------
LIABILITIES:
Loan payable                                                          95,500
Dividend payable April 10, 1997 at $.0675 per share                    2,501
Payable for investments purchased                                      2,750
Accrued interest payable                                                 840
Accrued advisory fees payable                                            201
Deferred trustees' fees payable                                          113
Other accrued expenses (including $38,091 due to affiliate)              122
                                                                    --------
  TOTAL LIABILITIES                                                  102,027
                                                                    --------
NET ASSETS (Equivalent to $7.36 per share based on 37,048,234 shares of beneficial interest outstanding; unlimited number of
 shares authorized)                                                 $272,670
                                                                    ========
COMPONENTS OF NET ASSETS:
Paid in capital                                                     $321,487
Undistributed net investment income                                      539
Unrealized appreciation of investments                                 7,070
Accumulated net realized loss                                        (56,426)
                                                                    --------
NET ASSETS                                                          $272,670
                                                                    ========

STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 1997 (UNAUDITED)

                                                      (IN THOUSANDS)
                                                      --------------
INVESTMENT INCOME
INCOME:
 Interest                                                    $10,260
EXPENSES:
 Interest expense                                     $1,553
 Investment advisory fees                                584
 Administrative services                                  43
 Custodian fees and expenses                              27
 Shareholder reports                                      26
 Trustees' fees                                           20
 Transfer agent fees and expenses                         14
 Auditing and legal fees                                  11
 Other                                                    12   2,290
                                                      ------ -------
NET INVESTMENT INCOME                                          7,970
                                                             -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain from securities transactions                1,747
 Unrealized depreciation of investments                       (4,842)
                                                             -------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS               (3,095)
                                                             -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $ 4,875
                                                             =======

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                      6

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                    THREE MONTHS   YEAR ENDED
                                                       ENDED      DECEMBER 31,
                                                   MARCH 31, 1997     1996
                                                   -------------- ------------
                                                         (IN THOUSANDS)
                                                   ---------------------------
OPERATIONS:
Net investment income                                 $  7,970      $ 31,218
Net realized gain from investments                       1,747         9,364
Unrealized appreciation (depreciation) on
 investments                                            (4,842)          781
                                                      --------      --------
Net increase in net assets from operations               4,875        41,363
                                                      --------      --------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($.2025 per share and
 $.87 per share, respectively)                          (7,492)      (31,747)
In excess of net investment income ($.03 per
 share)                                                    --         (1,159)
                                                      --------      --------
Total distributions to shareholders                     (7,492)      (32,906)
                                                      --------      --------
CAPITAL SHARE TRANSACTIONS:
Net increase from 221,623 and 678,552 capital
 shares issued to shareholders in reinvestment of
 distributions, respectively                             1,787         5,270
                                                      --------      --------
Net increase from capital share transactions             1,787         5,270
                                                      --------      --------
Net Increase (Decrease) in Net Assets                     (830)       13,727
NET ASSETS:
Beginning of period                                    273,500       259,773
                                                      --------      --------
End of period (Including undistributed net
 investment income of $538,857 and $60,782,
 respectively)                                        $272,670      $273,500
                                                      ========      ========

STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 1997 (UNAUDITED)

                                                               (IN THOUSANDS)
                                                               --------------
CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
 Purchases of portfolio securities                                $(72,961)
 Proceeds from sales of portfolio securities                        75,606
 Investment income received                                          8,772
 Investment and administrative expenses paid                          (737)
 Interest paid                                                      (1,187)
                                                                  --------
 Cash flows provided by investing and operating activities           9,493
                                                                  --------
CASH FLOWS FROM SHAREHOLDER AND OTHER FINANCING ACTIVITIES:
 Distributions to shareholders (net of reinvestment of
  $1,787,490)                                                       (9,004)
 Net borrowings                                                       (500)
                                                                  --------
 Cash flows used by shareholder and other financing activities      (9,504)
                                                                  --------
 Net increase in cash                                                  (11)
 Cash, beginning of period                                              13
                                                                  --------
 Cash, End of Period                                              $      2
                                                                  ========
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS TO NET INCREASE IN CASH PROVIDED BY INVESTING AND
 OPERATING ACTIVITIES:
 Net increase in net assets resulting from operations             $  4,875
 Decrease in value of investments                                    4,552
 Change in receivables and liabilities exclusive of loan and
  dividend payable                                                      64
                                                                  --------
Net Cash Provided by Investing and Operating Activities           $  9,493
                                                                  ========

The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited)           7


1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversi-fied, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed-income securities (commonly referred to as "junk bonds"). As a secondary ob-jective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make es-timates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION -- Debt securities traded in the over-the-counter mar-ket, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term in-vestments that mature in more than 60 days are valued at current market quota-tions. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transac-tions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES -- It is the Fund's policy to continue to comply with the re-quirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of finan-cial accounting income due to differences between financial and tax account-ing, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be per-manent.

E. CASH FLOW INFORMATION -- Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund is-sues its shares, invests in securities, and distributes dividends from net in-vestment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lend-

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued) 8


ers which will generally enable the Fund to borrow up to the lesser of (A) $101,300,000 or (B) one-third of the Fund's Eligible Assets. The agreement ma-tures on May 1, 1999. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time. The average borrowings out-standing during the three months ended March 31, 1997 were $95,293,333 at an average interest rate of approximately 6.61%. As of March 31, 1997, the Fund was paying interest at an average annual rate of 6.44% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. (CII), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.5% thereafter.

The Fund reimburses CII for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carry-ing out the responsibilities of those offices. For the three months ended March 31, 1997, the Fund paid or accrued $42,939.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (ex-cluding short-term obligations) for the three months ended March 31, 1997 were $70,197,618 and $71,643,261, respectively.

As of March 31, 1997, the cost of securities for federal income tax purposes was $353,178,593. At March 31, 1997, unrealized appreciation for Federal in-come tax purposes aggregated $7,003,840 of which $11,912,368 related to appre-ciated securities and $4,908,528 related to depreciated securities.

6. CAPITAL LOSS CARRYOVER. At December 31, 1996, the Fund had a capital loss carryover for Federal income tax purposes of $54,834,030 of which $19,305,222, $30,071,289, $3,704,377 and $1,753,142 expire in 1998, 1999, 2000 and 2003, respectively. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 1996, the Fund has elected to defer $3,307,368 of capital losses occurring between November 1, 1996 and December 31, 1996 under these rules. Such deferred losses are being treated as arising on the first day of the year ended December 31, 1997.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued) 9
7. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supple-mental data for a share outstanding throughout each period and other perfor-mance information:

--------------------------------------------------------------------------------------


                           3 MOS.
                           ENDED
                          MAR. 31,                  YEAR ENDED DECEMBER 31,
                            1997      1996      1995      1994       1993      1992
--------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
NET ASSET VALUE,
 BEGINNING OF PERIOD      $   7.43  $   7.19  $   6.59  $   7.54   $   6.99  $   6.62
                          --------  --------  --------  --------   --------  --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income
 (1)                          0.21      0.85      0.84      0.86       0.97      0.98
Net realized and
 unrealized gains
 (losses)                    (0.08)     0.29      0.60     (0.91)      0.58      0.40
                          --------  --------  --------  --------   --------  --------
TOTAL FROM INVESTMENT
 OPERATIONS                   0.13      1.14      1.44     (0.05)      1.55      1.38
                          --------  --------  --------  --------   --------  --------
LESS DISTRIBUTIONS:
Distributions from net
 investment income           (0.20)    (0.90)    (0.84)    (0.88)     (0.97)    (0.98)
Distributions in excess
 of net investment
 income                        --        --        --      (0.02)     (0.03)    (0.03)
                          --------  --------  --------  --------   --------  --------
TOTAL DISTRIBUTIONS          (0.20)    (0.90)    (0.84)    (0.90)     (1.00)    (1.01)
                          --------  --------  --------  --------   --------  --------
NET ASSET VALUE, END OF
 PERIOD                   $   7.36  $   7.43  $   7.19  $   6.59   $   7.54  $   6.99
                          ========  ========  ========  ========   ========  ========
MARKET VALUE, END OF
 PERIOD                   $   8.63  $   8.38  $   7.88  $   7.00   $   8.38  $   7.88
                          ========  ========  ========  ========   ========  ========
TOTAL INVESTMENT RETURN:
Per share market value        5.56%    19.25%    26.24%    (5.43)%    19.62%    24.36%
Per share net asset
 value (2)                    1.75%    16.70%    22.93%    (0.76)%    23.25%    21.65%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of
 period (000 omitted)     $272,670  $273,500  $259,773  $233,454   $195,489  $176,974
Ratio of operating
 expenses to average net
 assets                       0.27%     1.07%     1.12%     1.17%      1.21%     1.20%
Ratio of interest
 expense to average net
 assets                       0.56%     2.28%     2.68%     2.10%      1.66%     1.91%
Ratio of net investment
 income to average net
 assets                       2.86%    11.60%    12.03%    12.33%     12.98%    13.81%
Portfolio turnover              19%       78%       60%       72%        48%       45%

(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each year, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price of the stock and net asset value varied during each period.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)10

8. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly re-sults of operations (in thousands except for per share amounts):
--------------------------------------------------------------------------------

                                                                  NET REALIZED AND
                                                               UNREALIZED GAIN (LOSS)
      PERIOD        INVESTMENT INCOME  NET INVESTMENT INCOME        ON INVESTMENTS               NET ASSETS
      ENDED          TOTAL  PER SHARE   TOTAL      PER SHARE     TOTAL       PER SHARE    INCR. (DECR.) PER SHARE
-----------------------------------------------------------------------------------------------------------------
March 31, 1995      $ 9,853   $0.28   $7,424       $  0.21    $   8,614   $     0.24        $10,141     $ 0.25
June 30, 1995         9,807    0.28    7,417          0.21        6,426         0.18          7,902       0.18
September 30, 1995    9,871    0.27    7,486          0.21        2,544         0.07          4,046       0.08
December 31, 1995    10,232    0.28    7,897          0.22        3,439         0.11          4,230       0.09

March 31, 1996        9,964    0.27    7,742          0.21        1,442         0.04          3,315       0.05
June 30, 1996        10,057    0.28    7,837          0.20        1,661         0.05          3,406       0.06
September 30, 1996   10,375    0.28    8,079          0.22        9,225         0.25         11,144       0.27
December 31, 1996     9,858    0.27    7,560          0.21       (2,183)       (0.06)        (4,138)     (0.14)

March 31, 1997       10,260    0.28    7,970          0.21       (3,094)       (0.08)          (830)     (0.07)

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES

TRUSTEES                                             OFFICERS
R. Bruce Albro            Paul J. McDonald           R. Bruce Albro
Senior Managing           Senior Executive Vice      Chairman of the Board and
Director,                 President and Chief        President
CIGNA Investments,        Administrative
Inc.                      Officer,                   Alfred A. Bingham III
                          Friendly Ice Cream         Vice President and
Hugh R. Beath             Corporation                Treasurer
Advisory Director,
AdMedia Corporate Ad-     Arthur C. Reeds, III       Alan C. Petersen
visors, Inc.              President, CIGNA In-       Vice President
                          vestment Management
Russell H. Jones          and CIGNA Investments,     Jeffrey S. Winer
Vice President,           Inc.                       Vice President and
Kaman Corporation                                    Secretary
--------------------------------------------------------------------------------
CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield fixed-income securities. The in-vestment adviser is CIGNA Investments, Inc., Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically reinvested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan. For a brochure describing this Plan or general inquiries about your account, contact State Street Bank and Trust Company, Stock Transfer De-partment, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call toll-free 1.800.426.5523.

[LOGO OF CIGNA APPEARS HERE]

CIGNA High Income Shares
950 Winter Street                                  [LOGO OF CIGNA APPEARS HERE]
Suite 1200
Waltham, MA 02154


                                                    CIGNA HIGH INCOME SHARES

--------------------
     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                     First Quarter Report
    PERMIT 750
--------------------

                                                           March 31, 1997